                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS
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We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated March 3, 2004 in the Registration Statement of Equity Opportunity Trust, Dividend Income Value Strategy Series 2004B.

                                    /s/ Ernst & Young LLP
                                    -------------------------------
                                    ERNST & YOUNG LLP


New York, New York
March 3, 2004